Exhibit 10.1

Execution Version INCREMENTAL FACILITY AMENDMENT INCREMENTAL FACILITY AMENDMENT, dated as of April 15, 2014 (this “Incremental Facility Amendment”), to the Credit Agreement, dated as of August 9, 2012 (as amended or modified from time to time, the “Credit Agreement”), among INTERPOOL, INC., a corporation organized under the laws of Delaware (the “Borrower”), the other loan parties thereto (the “Loan Parties”), the lenders party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”). W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; WHEREAS, pursuant to Section 2.08(e) of the Credit Agreement, the Borrower wishes to obtain additional Revolving Commitments under the Credit Agreement from the Incremental Facility Lenders (as defined below) in an aggregate principal amount of $80,000,000. WHEREAS, each financial institution executing a signature page hereto (each, an “Incremental Facility Lender”) has agreed to provide the additional Revolving Commitments in the amount set forth opposite to their name in the commitment schedule attached hereto as Schedule A (the “Incremental Revolving Commitment Schedule”; such additional Revolving Commitments set forth in the Incremental Revolving Commitment Schedule, the “Incremental Revolving Commitments”), upon the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. SECTION 2. Incremental Revolving Commitments. (a) On the Incremental Facility Amendment Effective Date (as defined below), this Incremental Facility Amendment shall constitute an “Incremental Facility Amendment” pursuant to section 2.08(f) of the Credit Agreement, the Incremental Revolving Commitments shall constitute additional “Revolving Commitments” and any loans made pursuant to the Incremental Revolving Commitments shall constitute “Loans” under the Credit Agreement. (b) Unless otherwise set forth herein, the Incremental Revolving Commitments shall have the same terms and conditions as those of the Revolving Commitments existing prior to the Incremental Facility Amendment Effective Date under the Credit Agreement. (c) From the Incremental Facility Amendment Effective Date until the Maturity Date, all Loans shall be made in accordance with the aggregate Revolving Commitments of the Lenders after giving effect to the Incremental Revolving Commitments. On the Business Day following the Incremental Facility Amendment Effective Date, all outstanding ABR Advances shall be reallocated among the Lenders in accordance with the Lenders’ respective revised Applicable Percentages and the Lenders shall make adjustments among themselves, and payments to each other as needed, with respect to the Advances then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation. Eurodollar Advances shall not be reallocated among the Lenders until the expiration of the applicable Interest Period in effect at the time of the Incremental Facility Amendment Effective Date, at which time any such Eurodollar Advances being continued shall be reallocated, and any such Eurodollar Advances being converted to ABR Advances shall be converted and allocated, among the Lenders at such time in accordance with their Revolving Commitments at such time. For the avoidance of doubt, it is understood that commitment fees with respect to the Incremental Revolving Commitments shall accrue from the Incremental Facility Amendment Effective Date. (d) Upon the Incremental Facility Amendment Effective Date, each Incremental Facility Lender that is not a Lender under the Credit Agreement immediately prior to the the Incremental Facility Amendment Effective Date will be a Lender under the Credit Agreement for all purposes of the Credit Agreement. SECTION 3. Fees. The Borrower agrees to pay on the Incremental Facility Amendment Effective Date to the Administrative Agent, for the account of each Incremental Facility Lender, fees in the amounts previously communicated by the Borrower to each such Incremental Facility Lender. SECTION 4. Amendments to Credit Agreement to Reflect the Incremental Revolving Commitments. (a) Amendment of Total Revolving Commitment. Pursuant to Section 2.08(f) of the Credit Agreement, the definition of “Total Revolving Commitment” is hereby amended by deleting the current amount of $950,000,000 and replacing it with the new amount of $1,030,000,000. (b) Amendment of Commitment Schedule. Pursuant to Section 2.08(g) of the Credit Agreement, the Commitment Schedule is hereby replaced with the revised Commitment Schedule attached hereto as Schedule B. SECTION 5. Effectiveness of Incremental Facility Amendment. This Incremental Facility Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Incremental Facility Amendment Effective Date”): The Administrative Agent shall have received the following: (i) counterparts to this Incremental Facility Amendment duly executed by the Borrower and each Incremental Facility Lender; (ii) a fee for the account of each Incremental Facility Lender that is a party to this Incremental Facility Amendment in accordance with Section 3 hereof; (iii) all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented fees and reasonable, documented, out-of-pocket expenses of legal counsel) required to be paid; (iv) executed counterparts from each Loan Party of the Pledge and Security Acknowledgement substantially in the form attached hereto as Exhibit A (the “Pledge and Security Acknowledgement”); 2

 (v) certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of the Incremental Facility Amendment; (vi) a certificate from the Borrower certifying that, immediately before and immediately after giving effect to the Incremental Revolving Commitments, (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier or “Material Adverse Effect” shall be required to be true and correct in all respects), and (B) no Default exists; and (vii) the Lenders under the Credit Agreement shall have consented to (i) amend Section 2.08(e) of the Credit Agreement to provide that the maximum Total Revolving Commitment set forth therein shall be at least $1,250,000,000 and (ii) amend the definitions of “Applicable Commitment Fee Rate” and “Applicable Rate” in the Credit Agreement, in each case pursuant to the terms of Amendment No. 2 to the Credit Agreement dated as of the date hereof (the “Amendment No. 2”), and such Amendment No. 2 shall have become effective pursuant to its terms. SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Incremental Facility Amendment and to provide the Incremental Revolving Commitments, the Borrower hereby represents and warrants to the Administrative Agent and to each Incremental Facility Lender, as of the Incremental Facility Amendment Effective Date: (a) Each Loan Party has the power and authority, and the legal right, to make, deliver and perform this Incremental Facility Amendment, and to perform its obligations hereunder. Each Loan Party has the requisite corporate or other organizational power and authority to execute and deliver the Pledge and Security Acknowledgement. The execution, delivery and performance by the Borrower of this Incremental Facility Amendment, and by the Loan Parties of the Pledge and Security Acknowledgement, have been authorized by all necessary corporate or other organizational action of such person, and no other corporate or other organizational proceedings on the part of each such person is necessary to consummate such transactions. (b) This Incremental Facility Amendment has been duly executed and delivered on behalf of the Borrower. The Pledge and Security Acknowledgement has been duly executed and delivered by each Loan Party. Each of the Incremental Facility Amendment and the Pledge and Security Acknowledgement (i) is a legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against each such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing and (ii) is in full force and effect subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Neither the execution, delivery or performance of this Incremental Facility Amendment, nor the performance of the transactions contemplated hereby, will invalidate the security interest granted on the Collateral pursuant to the Loan Documents or the priority or perfection of the Administrative Agent’s Lien on such Collateral. 3

 (c) The execution and delivery of this Incremental Facility Amendment or the Pledge and Security Acknowledgment by any Loan Party (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except, to the extent permitted by the Loan Documents, for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries or the assets of any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries; except Liens created pursuant to the Loan Documents, except, in each case other than with respect to the creation of Liens, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take such action, could not reasonably be expected to result in a Material Adverse Effect. SECTION 7. Effect on the Credit Agreement. (a) Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. (b) The execution, delivery and effectiveness of this Incremental Facility Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement. SECTION 8. First Priority Obligations. It is the intention of the parties that Obligations in respect of the Incremental Revolving Commitments constitute “First Priority Obligations” under the Intercreditor Agreement. SECTION 9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Incremental Facility Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. SECTION 10. Governing Law; Waiver of Jury Trial. THE INCREMENTAL FACILITY AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE INCREMENTAL FACILITY AMENDMENT, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 9.09 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN. SECTION 11. Counterparts. This Incremental Facility Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Facility Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Incremental Facility Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment. THIS INCREMENTAL FACILITY AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS 4

 REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Remainder of page intentionally left blank.] 5

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. INTERPOOL, INC. By: Name: Christopher Annese Title: Chief Financial Officer [Signature Page to Incremental Facility Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender By: Name: Matthew H. Massie Title: Managing Director

NYCB Specialty Finance Company LLC, (a wholly owned subsidiary of New York Community Bank), as a Lender By: Name: Willard D. Dickerson, Jr. Title: Senior Vice President [Lender Signature Page]

CITY NATIONAL BANK, a national banking association, as a Lender By: Name: Mia Bolin Title: Vice President [Lender Signature Page]

FirstMerit Bank, N.A. , as a Lender By: Name: Lynn Alan Gruber Title: Vice President [Lender Signature Page]

People’s United Bank, as a Lender By: Name: Carmen Caporrino Title: Senior Vice President [Lender Signature Page]

COMPASS BANK, as a Lender By: Name: Michael Sheff Title: Sr. Vice President [Lender Signature Page]

CIT Finance LLC, as a Lender By: Name: Renee M. Singer Title: Managing Director [Lender Signature Page]

SunTrust Bank, as a Lender By: Name: Brian O’Fallon Title: Director [Lender Signature Page]

Webster Business Credit Corp. , as a Lender By: Name: Joseph Zautra Title: SVP [Lender Signature Page]

CATHAY BANK, as a Lender By: Name: HUMBERTO CAMPOS Title: VICE PRESIDENT [Lender Signature Page]

ROYAL BANK OF CANADA, as a Lender By: Ben Thomas Name: Ben Thomas Title: Authorized Signatory [Lender Signature Page]

First Niagara Commercial Finance, Inc., as a Lender By: Name: Danielle Prentis Title: Vice President — Portfolio Manager [Lender Signature Page]

Schedule A Incremental Revolving Commitment Schedule Lender Incremental Revolving Commitment NYCB Specialty Finance Company LLC $18,000,000 City National Bank $12,000,000 FirstMerit Bank N.A. $10,000,000 People’s United Bank $10,000,000 Compass Bank $5,000,000 CIT Finance LLC $5,000,000 SunTrust Bank $5,000,000 Webster Business Credit Corp. $5,000,000 Cathay Bank $5,000,000 Royal Bank of Canada $3,000,000 First Niagara Commercial Finance, Inc. $2,000,000 Total $80,000,000

Schedule B Commitment Schedule Lender Revolving Commitment DVB Bank SE $125,000,000 JPMorgan Chase Bank, N.A. $95,000,000 Bank of America, N.A. $95,000,000 Deutsche Bank Trust Company Americas $95,000,000 Wells Fargo Bank, N.A. $95,000,000 Union Bank, N.A. $60,000,000 Royal Bank of Canada $53,000,000 RBS Citizens Business Capital $50,000,000 PNC Bank, National Association $40,000,000 Regions Bank $35,000,000 Compass Bank $35,000,000 FirstMerit Bank, N.A. $35,000,000 Capital One Business Credit Corp. $30,000,000 CIT Finance LLC $30,000,000 SunTrust Bank $30,000,000 People’s United Bank $30,000,000 NYCB Specialty Finance Company LLC $30,000,000 Webster Business Credit Corp. $20,000,000 City National Bank $20,000,000 Cathay Bank $15,000,000 First Niagara Commercial Finance, Inc. $12,000,000 Total $1,030,000,000

Pledge and Security Acknowledgement Each of the parties hereto hereby acknowledges and consents to the Incremental Facility Amendment, dated as of April [ ], 2014 (the “Incremental Facility Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Incremental Facility Amendment or the Credit Agreement (hereinafter defined)), to the Credit Agreement, dated as of August 9, 2012 (as amended or modified from time to time, the “Credit Agreement”), among INTERPOOL, INC. a corporation organized under the laws of Delaware (the “Borrower”), the other loan parties thereto (the “Loan Parties”), the lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and agrees with respect to each Loan Document to which it is a party: (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Incremental Facility Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the Incremental Revolving Commitments made pursuant to the Incremental Facility Amendment and the Loans, interest thereon and fees and expenses and other obligations in respect thereof; and (b) giving effect to the Incremental Facility Amendment will not invalidate the security interests, if any, granted by such Loan Party on the Collateral pursuant to the Loan Documents or the priority or perfection of the Administrative Agent’s Lien on such Collateral. [Signatures on Following Page] Pledge and Security Acknowledgement

INTERPOOL INC. By Name: Christopher Annese Title: Chief Financial Officer TRAC INTERMODAL LLC By Name: Christopher Annese Title: Chief Financial Officer TRAC INTERMODAL CORP. By Name: Christopher Annese Title: Chief Financial Officer TRAC LEASE, INC. By Name: Christopher Annese Title: Chief Financial Officer TRAC LOGISTICS LLC By: Name: Christopher Annese Title: Chief Financial Officer TRAC DRAYAGE LLC By: Name: Christopher Annese Title: Chief Financial Officer Pledge and Security Acknowledgement